TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Allocation Fund

(the “Fund”)

Supplement dated February 24, 2023 to the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") dated April 29, 2022, as supplemented from time to time

IMPORTANT NOTICE REGARDING PROPOSED CHANGES

TO THE FUND

Proposed Reorganization

On February 16, 2023, the Board of Trustees of the Touchstone Strategic Trust (“Trust”) approved converting the Fund into an exchange-traded fund (“ETF”) by the reorganization of the Fund into a new ETF, which upon filing and regulatory approval will be a newly-created fund in the Touchstone family of funds, (the “Reorganization”). The Fund’s shareholders will be required to approve the Reorganization. Additional information about the ETF will be available on or about March 13, 2023.

A proxy statement/prospectus containing more information regarding the Reorganization will be filed with the Securities and Exchange Commission, and once effective, will be mailed to Fund shareholders in the second quarter of 2023.  A special meeting of the Fund’s shareholders is expected to be held in the third quarter of 2023 (the “Special Meeting”), at which shareholders of record of the Fund will be asked to vote on the proposal to approve the Reorganization.  If the Reorganization is approved by Fund shareholders at the Special Meeting and subject to certain additional conditions, the Reorganization is expected to be completed in the fourth quarter of 2023. Expenses associated with the Reorganization will be borne by Touchstone Advisors, Inc.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy.

Please retain this Supplement for future reference.

TSF-54CC-TST-TSMAX-S12-2302